UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-4915

                        DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

  200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)           (Zip code)

Alan M. Meder	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

     Fund Distributions and Managed Distribution Plan: DNP Select Income Fund Inc. (the Fund) has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund distributed more than its income and capital gains during the year 2012; therefore, a portion of the distribution was a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. In early 2014, you will receive a Form 1099-DIV for the calendar year 2013 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Managed Distribution Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund”. The tax characterization of the Fund’s distributions for the last 5 years can also be found on the website under the Tax Information tab.

August 8, 2013

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income and long-term growth of income, and its Managed Distribution Plan, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the second quarter of 2013. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.9% of the June 28, 2013, closing price of $9.82 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

     Your Fund had a total return (income plus change in market price) of –1.2% for the quarter ended June 30, 2013, which was somewhat better than the -2.9% total return of the composite of the S&P 500 Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index — a stock-only index — had a total return of –2.7%.

     On a longer-term basis, as of June 30, 2013, your Fund had a five-year annualized total return of 7.9%, which is higher than the 4.8% return of the composite of the S&P 500 Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index had an annualized total return during that period of 2.9%. It is important to note that the composite and index returns referred to in this letter include no fees or expenses, whereas the Fund’s returns are net of expenses.

The table below compares the performance of your Fund to various market benchmarks.

Total Return[1]
For the Period Ending June 30, 2013
	2013		Three Years	Five Years
	6 months	One Year	Annualized	Annualized
DNP Select Income Fund Inc.[2]
Market Value	8.0%	–4.3%	11.8%	7.9%
Net Asset Value	11.6%	14.0%	21.6%	10.1%
Composite Index[3]	7.2%	5.2%	12.9%	4.8%
S&P 500 Utilities Index[3]	9.9%	6.2%	14.9%	2.9%
Barclays U.S. Utility Bond Index[3]	–4.0%	–0.4%	6.1%	8.4%

1	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
2	Source: Administrator of the Fund. Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on NAV uses the same methodology, but with use of NAV for beginning, ending and reinvestment values.
3	The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Barclays U.S. Utility Bond Index were obtained from Bloomberg LLP.

     Board of Directors Meeting: At the regular August 2013 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	September 30	October 10
6.5	October 31	November 12
6.5	November 29	December 10

     Also at the meeting, the Board considered and approved a recommendation by the Fund’s Administrator and Independent Registered Public Accounting Firm to change the Fund’s December 31 fiscal year end to October 31. Funds that invest in master limited partnerships (MLPs) typically have a fiscal year end other than December to help minimize the chances of having to restate shareholder 1099 tax forms. MLPs often report the tax character of their distributions after the deadline for funds to process tax information on a timely basis. Due to the fiscal year end change the Fund's annual reports will be sent to shareholders in late December or early January. For 2013, the annual report will cover the first 10 months of the calendar year.

     This Way to the Egress: The Federal Reserve Board Annual Report, 1923 stated that “The more fully the public understands what the function of the Federal Reserve system is and on what grounds and on what indications its policies and actions are based, the simpler and easier will be the problems of credit administration in the United States.” In 2005, during his testimony at his Senate confirmation hearing, current Federal Reserve (“Fed”) Chairman Bernanke pledged to expand Fed transparency. Indeed, since that time, he has increased the frequency and expanded the content of the economic forecasts that drive monetary policy, and has aired in detail differences of opinion among Fed members. Perhaps most importantly, in April 2011 he initiated press conferences after Federal Open Market Committee interest rate decisions. These televised question and answer events are an important tool for public understanding of the monetary policy position of the Fed.

     The press conference of June 19, 2013 was particularly important. As we all know, economic and employment growth has been disappointing in the shadow of the Great Recession. In response, the Fed has been supplying monetary accommodation by lowering the short-term policy rate, the federal funds rate, and communicating that the rate will stay low for a considerable length of time. In addition, the Fed has been purchasing Treasury and U.S. agency mortgage-backed securities. Now it appears that the labor market has improved somewhat and the housing market has strengthened, factors that contribute to improved consumer confidence and support household spending and economic growth.

     In light of the improved conditions the Fed broached the subject of reducing the pace of securities purchases, or “tapering”, at the June press conference. Other policy principles were also discussed. The Fed explained that if labor market conditions continued to improve over the coming quarters, tapering might start later this year with measured steps of reduction through the middle of 2015, but only if the unemployment rate were to decline to around 7% percent and inflation were close to 2%. The Fed also explained that the short term policy rate would be maintained near zero at least as long as unemployment remains above 6.5%. Even though tapering is simply a reduction in the amount of accommodation and does not institute a restrictive monetary policy, both the stock and bond markets reacted negatively at first. Subsequently, the stock market has more than recovered, but longer-term interest rates have shifted about 50 basis points higher.

     Chairman Bernanke referred to those policy parameters as principles, not rules. Over the years there has been considerable academic debate about whether monetary policy should be rules-based or discretionary. Rules-based policy could potentially be totally transparent. For example, if we all knew that when inflation was over 2% the Fed would raise interest rates to slow demand, we could modify our consumption and investment behavior accordingly. On the other side of the debate, advocates of discretionary policy believe that no one set of rules can be expected to fit all future situations and therefore the Fed should be free to set monetary policy using its best judgment and with all relevant information.

     Chairman Bernanke may be moving to a compromise position, stating explicit principles but reiterating that the principles are not triggers or rules for monetary policy action. Policy actions will depend on the incoming data and policy will evolve as the economic environment changes. As a practical matter, it is the future course of unknown developments in economic growth and the Fed’s response to them that will determine the timing of policy changes and the level of interest rates.

     Our current expectation is that the Fed will begin tapering this fall and will continue the tapering process into mid- to late 2014. This process will be dependent on economic data, primarily focusing on the jobs and housing markets. The current economic environment is not robust but we continue to see modest economic expansion. We do not expect to see short-term rates changing significantly until mid-2015 at the earliest, and we expect a modest rise in long-term rates from today's levels. We also have seen that over long periods utility share prices exhibit a relatively low correlation to interest rates, but over shorter periods the level of interest rates can play a role. That too is dependent on the economic factors at the time. We remain on the defensive and income-biased side of investment opportunities, in keeping with the Fund’s primary investment objective of current income and long-term growth of income.

     In 1841, P.T. Barnum, subsequently of Ringling Brothers and Barnum and Bailey Circus fame, purchased the American Museum on Broadway in New York City. He advertised “500,000 natural and artificial wonders from every corner of the globe”. Customers of the museum were enthralled with the wonders and lingered longer than Barnum thought was in his best economic interest. In order to keep the crowd moving Barnum put up signs that said “This Way to the Egress”. Not realizing that “egress” was an infrequently used word for “exit”, curious customers followed the signs right out of the museum. Has Chairman Bernanke put up the egress (tapering) sign, even though by all appearances he wants us to linger in the wonders of accommodative monetary policy? Even the most ardent Fed disciples don’t know exactly where the egress is. Perhaps that is why, for investors, Fed watching is still “The Greatest Show on Earth”.

     About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industry. Under normal market conditions, more than 65% of the Fund’s total assets are invested in a diversified portfolio of equity and fixed income securities of companies of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. The Fund does not currently use derivatives and has no investments in complex or structured investment vehicles.

     The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 (1940 Act) and related Securities and Exchange Commission (SEC) rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve–month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief, in February 2008 the Board of Directors reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in August 2013, and retains an independent consultant to review the plan annually in February. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dnpselectincome.com.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of June 30, 2013 the Fund's leverage consisted of $138.2 million of Remarketed Preferred Stock (RP) and $861.8 million of debt. On that date the total amount of leverage represented approximately 30% of the Fund's total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A prolonged period of low longer-term interest rates and the resultant modest reinvestment opportunities for the fixed income portion of the portfolio could adversely affect the income provided from leverage. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

     Automatic Distribution Reinvestment Plan and Direct Deposit Service: The Fund has a distribution reinvestment plan available as a benefit to all registered common shareholders and also offers direct deposit service through electronic funds transfer to all registered common shareholders currently receiving a monthly distribution check. These services are offered through Computershare. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact Computershare (1.877.381.2537 or www.computershare.com/investor). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web: You can obtain the most recent shareholder financial reports and distribution information at our website, www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and
Chief Executive Officer

     Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments.The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
June 30, 2013
(Unaudited)

COMMON STOCKS & MLP INTERESTS—111.7%

		Value (Note 2)
Shares	Description

	■ ELECTRIC, GAS AND WATER—82.1%
1,500,000	Alliant Energy
	Corp.(a)(b)	$75,630,000
1,500,000	Ameren Corp.	51,660,000
1,000,000	American Water
	Works Co.	41,230,000
2,500,000	CMS Energy Corp.(a)(b)	67,925,000
3,071,300	CenterPoint Energy
	Inc.(a)(b)	72,144,837
640,000	DTE Energy Co.(a)	42,886,400
1,400,000	Dominion Resources,
	Inc.(a)(b)	79,548,000
1,600,000	Enbridge Inc.
	(Canada)(a)(b)	67,312,000
850,000	Entergy Corp.(a)(b)	59,228,000
1,000,000	Exelon Corp.(a)(b)	30,880,000
1,185,000	FirstEnergy Corp.(a)	44,247,900
500,000	Great Plains Energy
	Inc.(a)	11,270,000
900,000	Kinder Morgan Inc.(a)	34,335,000
188,673	National Grid PLC ADR
	(United Kingdom)	10,692,099
4,796,214	National Grid PLC
	(United Kingdom)	54,267,170
1,000,000	NextEra Energy, Inc.(a)(b)	81,480,000
2,000,000	NiSource Inc.(a)	57,280,000
2,000,000	Northeast Utilities
	Inc.(a)(b)	84,040,000
800,000	Northwest Natural
	Gas Co.(a)	33,984,000
1,500,000	PPL Corp.(a)	45,390,000
2,000,000	Pepco Holdings Inc.(a)	40,320,000
1,000,000	Piedmont Natural
	Gas Co.	33,740,000
1,500,000	Pinnacle West Capital
	Corp.(a)(b)	83,205,000
1,800,000	Public Service Enterprise
	Group Inc.(a)	58,788,000
1,900,000	Questar Corp.(a)(b)	45,315,000
1,000,000	Sempra Energy(a)	81,760,000
1,500,000	Southern Co.(a)(b)	66,195,000
1,915,000	Spectra Energy
	Corp.(a)(b)	65,990,900
Shares	Description	Value (Note 2)
3,000,000	TECO Energy Inc.(a)(b)	$51,570,000
1,000,000	TransCanada Corp.
	(Canada)(a)	43,110,000
1,200,000	UNS Energy Corp.(a)	53,676,000
1,500,000	Vectren Corp.(a)	50,745,000
1,000,000	WGL Holdings Inc.	43,220,000
2,000,000	Westar Energy Inc.(a)(b)	63,920,000
1,650,000	The Williams Companies,
	Inc.(a)	53,575,500
2,700,000	Xcel Energy Inc.(a)(b)	76,518,000
		1,957,078,806
	■ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—14.5%

466,800	Access Midstream
	Partners LP	22,266,360
321,000	Atlas Pipeline Partners LP	12,258,990
203,000	DCP Midstream
	Partners LP	10,982,300
559,000	El Paso Pipelines
	Partners LP	24,411,530
684,000	Enbridge Energy
	Partners LP	20,855,160
348,000	Energy Transfer
	Equity LP	20,817,360
383,000	Enterprise Products
	Partners LP	23,803,450
316,000	EQT Midstream
	Partners LP	15,436,600
282,000	Genesis Energy LP	14,616,060
242,000	Kinder Morgan Energy
	Partners LP	20,666,800
228,000	Linn Energy LLC	7,565,040
470,090	Magellan Midstream
	Partners LP	25,619,905
295,500	MarkWest Energy
	Partners LP	19,754,175
200,000	ONEOK Partners LP	9,904,000
475,610	Plains All American
	Pipeline LP	26,543,794
268,000	Spectra Energy
	Partners LP	12,328,000

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2013
(Unaudited)

Shares	Description	Value (Note 2)
392,000	Targa Resources
	Partners LP	$19,776,400
294,000	Western Gas Partners LP	19,077,660
382,000	Williams Partners LP	19,711,200
		346,394,784
	■ TELECOMMUNICATION—15.1%
1,708,260	AT&T Inc.(a)(b)	60,472,404
939,200	BCE Inc. (Canada)(a)	38,525,984
1,600,000	CenturyLink Inc.(a)(b)	56,560,000
1,000,000	France Telecom SA
	(France)	9,447,304
3,518,491	Frontier Communications
	Corp.(a)(b)	14,249,889
1,515,800	Telus Corp. (Canada)	44,111,152
1,380,000	Verizon Communications
	Inc.(a)	69,469,200
1,287,910	Vodafone Group PLC ADR
	(United Kingdom)	37,014,533
4,000,000	Windstream Corp.	30,840,000
		360,690,466
	Total Common Stocks
	(Cost—$2,208,182,511)	2,664,164,056

PREFERRED STOCKS—1.8%

	■ NON-UTILITY—1.8%
100,000	Public Storage 6 7/8%
	Series O Perpetual	2,617,000
600,000	Realty Income Corp.
	6 5/8% Series F Perpetual	15,450,000
400,000	Regency Centers Corp.
	6 5/8% Series 6 Perpetual	10,176,000
234,900	Vornado Realty Trust
	6 5/8% Series G Perpetual	5,905,386
350,000	Vornado Realty Trust
	6 5/8% Series I Perpetual	8,848,000
		42,996,386
	Total Preferred Stocks
	(Cost—$41,261,811)	42,996,386

Par Value	Description	Value (Note 2)

BONDS—24.6%

	■ ELECTRIC, GAS AND WATER—17.9%
$15,000,000	American Water Capital
	Corp. 6.085%, due
	10/15/17(a)	$17,317,500
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	27,567,166
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19(a)	11,714,825
11,000,000	Cleveland Electric
	Illuminating Co.
	8 7/8%, due 11/15/18(a)	14,315,642
6,750,000	Commonwealth
	6.95%, due 7/15/18	8,025,925
15,305,000	Consolidated Edison Co.
	of New York
	7 1/8%, due 12/01/18(a)	19,052,567
9,354,000	Dominion Resources Inc.
	6.40%, due 6/15/18(a)	11,120,335
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	9,679,300
4,125,000	Duke Energy Corp.
	6.30%, due 2/01/14	4,256,905
6,488,000	Energy Transfer Partners
	7.60%, due 2/01/24	7,954,528
8,850,000	Energy Transfer Partners
	8 1/4%, due 11/15/29	11,032,251
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	4,993,885
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19(a)(b)	23,881,460
5,000,000	Enterprise Products
	Operating LLC
	6 1/2%, due 1/31/19	5,972,100
12,826,000	EQT Corp.
	8 1/8%, due 6/01/19(a)	15,655,775
14,376,000	Exelon Generation Co. LLC
	6.20%, due 10/01/17(a)	16,450,069
15,060,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15(a)(b)	17,472,898
10,000,000	Georgia Power Co.
	5.70%, due 6/01/17(a)	11,471,370

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2013
(Unaudited)

Par Value	Description	Value (Note 2)
$10,618,000	Indiana Michigan Power Co.
	7.00%, due 3/15/19(a)	$12,773,327
8,030,000	Kinder Morgan, Inc.
	6.85%, due 2/15/20	9,573,133
14,445,000	Magellan Midstream
	Partners, LP
	6.40%, due 7/15/18(a)	17,140,581
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	6,136,160
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	12,572,380
10,000,000	National Grid PLC
	(United Kingdom)
	6.30%, due 8/01/16	11,319,020
3,350,000	Nevada Power Co.
	7 1/8%, due 3/15/19	4,154,573
10,345,000	Oncor Electric
	Delivery Co. LLC
	7.00%, due 9/01/22(a)	12,864,152
11,000,000	ONEOK, Inc.
	6.00%, due 6/15/35(a)	11,254,177
6,500,000	ONEOK Partners, LP
	6.15%, due 10/01/16	7,415,876
5,000,000	PPL Energy Supply LLC
	6 1/2%, due 5/01/18	5,798,460
14,000,000	Progress Energy Inc.
	7.05%, due 3/15/19(a)	16,984,170
5,000,000	Sempra Energy
	6.15%, due 6/15/18	5,847,815
15,169,000	Sempra Energy
	6 1/2%, due 6/01/16(a)	17,405,897
2,615,000	Spectra Energy
	6 3/4%, due 7/15/18	3,080,943
7,000,000	Spectra Energy
	6.20%, due 4/15/18	8,164,772

Par Value	Description	Value (Note 2)
$ 9,140,000	TransCanada PipeLines
	Ltd. (Canada)
	7 1/8%, due 1/15/19	$11,159,666
14,380,000	Williams Partners, LP
	7 1/4%, due 2/01/17(a)	16,726,111
		428,305,714
	■ TELECOMMUNICATION—6.0%
10,000,000	BellSouth Capital
	Funding Corp.
	7 7/8%, due 2/15/30(a)	12,423,910
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28(a)	14,737,500
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	11,140,281
15,000,000	Koninklijke KPN NV
	(Netherlands) 8 3/8%,
	due 10/01/30(a)(b)	18,584,835
10,311,000	Rogers Wireless
	Inc. (Canada)
	7 1/2%, due 3/15/15(a)	11,421,526
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15(a)	11,569,950
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	6,367,485
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	5,530,811
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14(a)	24,446,036
15,500,000	Verizon Global
	Funding Corp. 7 3/4%,
	due 12/01/30(a)(b)	20,133,601
5,000,000	Vodafone Group PLC
	(United Kingdom)
	7 7/8%, due 2/15/30	6,434,965
		142,790,900

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2013
(Unaudited)

Par Value	Description	Value (Note 2)	Shares	Description	Value (Note 2)
	■ NON-UTILITY—0.7%		$ 200,000	Vornado Realty LP
				7 7/8%, due 10/01/39	$5,286,000
$ 8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	$ 10,887,904			16,173,904
				Total Bonds
				(Cost—$540,733,140)	587,270,518

	TOTAL INVESTMENTS—138.1% (Cost—$2,790,177,462)				3,294,430,960
	Borrowings—(36.1%)				(861,800,000)
	Other assets less liabilities—(2.0%)				(47,130,913)
	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%				$2,385,500,047

(a) All or a portion of this security has been segregated and made available for loan.

(b) All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at June 30, 2013:

	Level 1	Level 2
Common stocks & MLP interests	$2,664,164,056	—
Preferred stocks	42,996,386	—
Bonds	—	$587,270,518
Total	$2,707,160,442	$587,270,518

There were no Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at June 30, 2013.

*	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s credit facility.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013
(Unaudited)

ASSETS:
Investments at value (cost $2,810,651,802) including $818,663,191 of securities loaned	$3,294,430,960
Cash	94,951,862
Receivables:
Interest	9,916,372
Dividends	10,059,547
Securities lending income	4,750
Prepaid expenses	145,549
Total Assets	$3,409,509,040
LIABILITIES:
Investment advisory fee (Note 3)	4,725,423
Administrative fee (Note 3)	1,119,605
Borrowings (Note 10)	861,800,000
Dividends payable on common stock	17,635,721
Interest payable on remarketed preferred stock	23,353
Accrued expenses	504,891
Remarketed preferred stock (1,382 shares issued and outstanding; liquidation
preference $100,000 per share)(Note 8)	138,200,000
Total Liabilities	1,024,008,993
NET ASSETS APPLICABLE TO COMMON STOCK	$2,385,500,047
CAPITAL:
Common stock ($0.001 par value per share; 300,000,000 shares authorized and
271,318,777 shares issued and outstanding)	$271,319
Additional paid-in capital	1,851,046,506
Accumulated net realized gain on investments	69,328,035
Distributions in excess of net investment income	(39,349,689)
Net unrealized appreciation on investments and foreign currency translation	504,203,876
Net assets applicable to common stock	$2,385,500,047
NET ASSET VALUE PER SHARE OF COMMON STOCK	$8.79

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 2013
(Unaudited)

INVESTMENT INCOME:
Interest	$13,899,461
Dividends (less withholding tax of $627,848)	61,566,113
Less return of capital distributions (Note 2)	(10,901,969)
Securities lending income, net	229,048
Total investment income	64,792,653

EXPENSES:
Investment advisory fees (Note 3)	9,207,010
Interest expense and fees (Note 10)	5,432,257
Administrative fees (Note 3)	2,188,525
Remarketed preferred stock interest expense (Note 8)	123,731
Reports to shareholders	379,000
Remarketing agent fees—remarketed preferred stock	104,225
Directors’ fees (Note 3)	218,675
Professional fees	150,735
Transfer agent fees	165,700
Custodian fees	184,200
Other expenses	226,577
Total expenses	18,380,635
Net investment income	46,412,018

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	70,582,133
Net change in unrealized appreciation (depreciation) on investments and
foreign currency translation	138,238,459
Net realized and unrealized gain	208,820,592

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK
RESULTING FROM OPERATIONS	$255,232,610

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2013 (Unaudited)	For the year ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$46,412,018	$103,706,773
Net realized gain	70,582,133	86,415,404
Net change in unrealized appreciation (depreciation)	138,238,459	(45,818,698)
Distributions on auction preferred stock from net
investment income	—	(2,134,946)
Distributions on auction preferred stock from net
realized gains on investments	—	(1,359,766)
Benefit to common stockholders from tender offer
for preferred stock	—	2,521,000
Net increase in net assets applicable to common stock
resulting from operations	255,232,610	143,329,767

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
And in excess of net investment income (Note 5)	(105,537,802)	(112,005,570)
Net realized gains on investment transactions (Note 5)	—	(69,264,781)
Return of capital (Note 5)	—	(13,735,280)
Decrease in net assets from distributions to common stockholders	(105,537,802)	(195,005,631)

FROM CAPITAL STOCK TRANSACTIONS:
Shares of 24,849,991 issued to common stockholders
from rights offering, net of offering costs	(14,057)	228,309,763
Shares issued to common stockholders from dividend reinvestment
of 1,701,324 shares and 2,904,648 shares, respectively	16,361,000	28,895,764
Net increase in net assets derived from capital share transactions	16,346,943	257,205,527
Total increase in net assets	166,041,751	205,529,663

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	2,219,458,296	2,013,928,633
End of period (including distributions in excess of net
investment income of $39,349,689 and $35,256,560,
respectively)	$2,385,500,047	$2,219,458,296

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
For the six months ended June 30, 2013
(Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$18,054,806
Income dividends received	49,257,159
Return of capital on investments	10,901,969
Securities lending income, net	228,950
Interest paid on loan	(4,914,400)
Expenses paid including distributions on remarketed preferred stock	(13,494,265)
Purchase of investment securities	(199,221,952)
Proceeds from sale/redemption of investment securities	275,269,460
Net cash provided by operating activities		$ 136,081,727
Cash flows provided by (used in) financing activities:
Dividends paid	(105,427,216)
Proceeds from issuance of common stock under dividend
reinvestment plan	16,360,998
Expenses related to issuance of common stock in 2012	(14,057)
Net cash used in financing activities		(89,080,275)
Net increase in cash and cash equivalents		47,001,452
Cash and cash equivalents—beginning of period		47,950,410
Cash and cash equivalents—end of period		$ 94,951,862
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$ 255,232,610
Purchase of investment securities	(199,221,952)
Proceeds from sale/redemption of investment securities	275,269,460
Net realized gain on investments	(70,582,133)
Net change in unrealized appreciation (depreciation) on investments	(138,238,459)
Amortization of premiums and discounts on debt securities	4,106,996
Return of capital on investments	10,901,969
Decrease in interest receivable	48,349
Increase in dividends receivable	(1,406,985)
Decrease in accrued expenses	(28,030)
Increase in other receivable	(98)
Total adjustments		(119,150,883)
Net cash used in operating activities		$ 136,081,727

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

		For the year ended December 31,
PER SHARE DATA:	For the six months ended June 30, 2013 (Unaudited)	2011	2010	2009	2008	2008
Net asset value:
Beginning of period	$8.23	$8.33	$7.50	$7.23	$6.60	$10.19
Net investment income	0.19	0.48	0.45	0.54	0.50	0.45
Net realized and unrealized
gain (loss)	0.76	0.21	1.17	0.52	0.93	(3.18)
Dividends on auction preferred
stock from net investment
income	—	(0.02)	(0.01)	(0.01)	(0.02)	(0.06)
Dividends on auction preferred
stock from net realized gains	—	—	—	—	—	(0.02)
Benefit to common stockholders
from tender offer for preferred
stock	—	0.01	—	—	—	—
Net increase (decrease) from
investment operations
applicable to common stock	0.95	0.68	1.61	1.05	1.41	(2.81)
Distributions on common
stock from:
And in excess of net investment
income	(0.39)	(0.44)	(0.66)	(0.67)	(0.54)	(0.53)
Realized gains on investment
transactions	—	(0.28)	(0.09)	—	—	(0.25)
Return of capital	—	(0.06)	(0.03)	(0.11)	(0.24)	—
Total distributions	(0.39)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value:
End of period	$8.79	$8.23	$8.33	$7.50	$7.23	$6.60
Per share market value:
End of period	$9.82	$9.47	$10.92	$9.14	$8.95	$6.15
RATIOS TO AVERAGE NET
ASSETS APPLICABLE TO
COMMON STOCK:
Operating expenses	1.55%*	1.77%	1.95%	2.20%	2.49%	2.46%
Net investment income	3.91%*	5.03%	5.24%	6.25%	7.14%	5.11%
SUPPLEMENTAL DATA:
Total return on market value (1)	7.98%	(6.17%)	29.60%	11.35%	61.41%	(36.54%)
Total return on net asset value (1)	11.59%	8.53%	22.54%	15.65%	23.96%	(28.55%)
Portfolio turnover rate	6%	14%	13%	20%	18%	15%
Asset coverage ratio on
borrowings, end of year	398%	374%	502%	465%	451%	—
Asset coverage ratio on
preferred stock, end of year	1,861%	1,706%	604%	548%	526%	253%
Net assets applicable to common
stock, end of period
(000’s omitted)	$2,385,500	$2,219,458	$2,013,929	$1,791,273	$1,703,400	$1,527,981

*	Annualized
(1)	Total return on market value assumes a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2013
(Unaudited)

Note 1. Organization:

     DNP Select Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

Note 2. Significant Accounting Policies:

The following are the significant accounting policies of the Fund:

A. Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price using valuation data provided by an independent pricing service or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service or broker-dealers when such prices are believed to reflect the fair market value of such securities and are generally classified as Level 2. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates market value and are classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are generally classified as Level 2 or 3 based on the valuation inputs.

B. Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are partially attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2012, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
June 30, 2013
(Unaudited)

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2012 are subject to such review.

D. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements:

A. Adviser and Administrator: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”) an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), to provide professional investment management services for the Fund and has an Administration Agreement with J. J. B. Hilliard, W. L. Lyons, LLC (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of 0.60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and 0.50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of 0.20% of Average Weekly Managed Assets up to $1 billion, and 0.10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended June 30, 2013 were $218,535.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
June 30, 2013
(Unaudited)

C. Affiliated Shareholder: At June 30, 2013, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 160,098 shares of the Fund, which represents 0.06% of the Fund’s outstanding shares on that date. These shares may be sold at any time.

Note 4. InvestmentTransactions:

     For the six months ended June 30, 2013 purchases and sales of investment securities (excluding short-term investments) were $199,221,952 and $275,269,500 respectively.

Note 5. Distributions and Tax Information:

     At December 31, 2012, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$2,829,584,310	$486,125,276	$139,095,106	$347,030,170

     The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to the tax deferral of wash sales losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

     The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a “Managed Distribution Plan”) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

     The tax character of distributions to common shareholders during the year ended December 31, 2012 was as follows:

12/31/12
Distributions paid from:
Ordinary income	$109,901,354
Capital gains	69,262,530
Return of capital	14,037,698
Total distributions	$193,201,582

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
June 30, 2013
(Unaudited)

     The tax character of the distributions paid in 2013 will be determined at the Fund’s fiscal year end, October 31, 2013.

     At December 31, 2012 on a tax basis, the Fund had undistributed ordinary income of $0 and undistributed long term capital gains of $0. At December 31, 2012, distributable earnings for tax purposes differed from amounts calculated in accordance with U.S. generally accepted accounting principles by the amount of the dividends payable on common stock that was declared but not yet paid and interest payable on remarketed preferred stock and unrealized foreign currency adjustments.

Note 6. Reclassification of Capital Accounts:

     Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The reclassifications primarily relate to premium amortization. These reclassifications have no impact on the net asset value of the Fund. At June 30, 2013, the following reclassifications were recorded:

Accumulated net realized loss on investments	Distributions in excess of net investment income
($13,867)	$13,867

Note 7. Capital Transaction:

     In a rights offering which expired September 21, 2012 (“Expiration Date”), shareholders exercised rights to purchase 24,849,991 shares of common stock at $9.57 (“Subscription Price”) per share for proceeds, net of expenses of $228,309,763. The Subscription Price was established on the Expiration Date, and represented 112% of the net asset value per common share at the close of trading on the Expiration Date. Total offering costs, which were borne by the Fund, were $1,436,214. The sales concession and other offering costs incurred in connection with the issuance of the common shares were recorded as a reduction of paid-in surplus on common stock.

Note 8. Preferred Stock:

     In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock.

     During the years ended December 31, 2009 and December 31, 2012, the Fund redeemed $600,000,000 and $200,000,000, respectively, of its outstanding preferred shares. In 2009, all shares of Series A, Series B and Series C of RP were redeemed at a redemption price of $100,000 per share plus accrued but unpaid dividends and all shares

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
June 30, 2013
(Unaudited)

of Series M, Series T and Series W of APS were redeemed at a redemption price of $25,000 per share plus accrued but unpaid dividends. In 2012 the Fund conducted a tender offer for its outstanding preferred stock that expired on June 18, 2012 and accepted for purchase 667 shares of its preferred stock as more fully described in Note 9. On December 21, 2012 and December 24, 2012, the Fund redeemed the remaining outstanding shares of APS Series TH and APS Series F, respectively, at a redemption price of $25,000 per share plus accrued but unpaid dividends in each case.

     The 1,382 shares of RP outstanding on June 30, 2013 consist of two series, 780 shares of Series D and 602 shares of Series E.

     Dividends on the RP are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP, the dividend rate on each series of RP has been reset every 49 days by a remarketing process. Beginning in mid-February 2008, the remarketings for the RP have experienced successive failures as a result of general dislocations affecting the auction rate securities markets. A failed remarketing or auction occurs when there are more sellers of RP than buyers. The result is that the current holders retain their shares, and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the Fund’s charter. These maximum dividend rates ranged from 0.12% to 0.21% during the six months ended June 30, 2013. A failed remarketing is not an event of default for the Fund, but it is a liquidity problem for the holders of its preferred stock. It is impossible to predict how long this imbalance will last. A successful remarketing of the Fund’s RP may not occur for a long period of time, if ever. Even if the RP market becomes more liquid, the holders of the Fund’s RP may not have the amount of liquidity they desire or the ability to sell the RP at par.

     The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain; therefore, the RP is classified as a liability on the statement of assets and liabilities and the related dividends as interest expense on the statement of operations. The mandatory redemption dates are as follows: Series D—December 22, 2021; and Series E—December 11, 2024.

     In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share. The holders of the RP are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock.

Note 9. Preferred Stock Tender Offer:

     The Fund conducted a tender offer that commenced on May 3, 2012 and expired on June 18, 2012, for up to $200,000,000 of its outstanding preferred stock at a price equal to 96% of the per share liquidation preference plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer on June 18,

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
June 30, 2013
(Unaudited)

2012, the Fund accepted 618 shares of RP at a price equal to 96% of its liquidation preference of $100,000 per share ($96,000 per share) and 49 shares of its APS at a price equal to 96% of its liquidation preference of $25,000 per share ($24,000 per share) plus dividends accrued and unpaid through the expiration of the offer. Because the tender offer price was less than the preferred stock per share liquidation preference, the tender offer had a positive impact on NAV in the amount of $2,521,000 which is shown in the Statement of Changes in Net Assets for the year 2012.

Note 10. Borrowings:

     On March 6, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $1,000,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, reyhopethacate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). The Fund also incurred a one time arrangement fee that was paid in six equal installments based on a percentage of the total borrowing limit. Total commitment fees paid for the six months ended June 30, 2013 were $521,129 and are included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of the Facility upon six months notice or following an event of default. For the six months ended June 30, 2013, the average daily borrowings under the Facility and the weighted daily average interest rate were $861,800,000 and 1.13%, respectively. As of June 30, 2013, the amount of such outstanding borrowings was $861,800,000. The interest rate applicable to the borrowing on June 30, 2013 was 1.12%. The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At June 30, 2013, Hypothecated Securities under the Facility had a market value of $2,264,701,258 and Rehypothecated Securities had a market value of $818,663,191. If at the close of any business day, the value of all outstanding Hypothecated Securities exceeds the value of the borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding securities or deliver an amount of cash at least equal to the excess amount.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
June 30, 2013
(Unaudited)

Note 11. Indemnifications:

     Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 12. Subsequent Events:

     On August 8, 2013, the board of directors approved a change in the Fund’s fiscal year end to October 31 from December 31. This change was made to better accommodate the flow of tax information to the Fund from certain investments it holds.

DNP SELECT INCOME FUND INC.
Renewal of Investment Advisory Agreement—(Unaudited)

     Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dnpselectincome.com and in print to any shareholder, upon request.

     The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to renew the investment advisory agreement.

     In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

     Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of multiple forms of leverage (preferred stock and borrowings under a credit facility) and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

     Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized a report from Lipper Inc. (“Lipper”), an independent provider of investment company data. As reported by Lipper, the Fund’s net asset value (“NAV”) total return ranked first or second among all closed-end equity funds categorized by Lipper as income and preferred stock funds for the 1-, 2-, and 10-year periods ended June 30, 2012, and also performed above the median for the 5-year period ended June 30, 2012. The Fund’s NAV total return also outperformed a composite of the Dow Jones Utility Index and the Barclays Utility Bond Index, calculated to reflect the relative weights of the Fund’s equity and bond portfolios, for the 1-, 3-and 5-year periods ended June 30, 2012. The Contracts Committee also considered that since current income is one of the Fund’s primary objectives, one of the best measures of the Adviser’s performance is the fact that the Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. The Contracts Committee noted that the Fund’s managed distribution plan provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a monthly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share monthly distribution level. Additionally, the Contracts Committee considered the fact that over a 10-year period ended June 30, 2012, the Fund’s common stock has traded at a premium to NAV over 95% of the time (even though most closed-end funds trade at a discount to NAV) as further evidence of the Adviser’s successful management of the Fund’s investment portfolio.

     Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Lipper to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other comparable funds selected by Lipper (the “Lipper expense group”). The Contracts Committee reviewed, among other things, information provided by Lipper comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Lipper expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was lower than the median of its Lipper expense group; and (ii) the actual management fee rate was lower than the median of its Lipper expense group both on the basis of assets attributable to common stock and on a total asset basis.

     The Adviser also furnished the Contracts Committee with copies of its financial statements. In reviewing those financial statements, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

     Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted the breakpoints whereby the advisory fee is reduced at higher asset levels and concluded that any economies of scale are being shared between Fund shareholders and the Adviser in an appropriate manner.

     Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate ranks slightly above the median. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of different forms of financial leverage and (7) respond to unanticipated issues such as the recent problems with the preferred stock auction markets. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

     Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser had significantly reduced the Fund’s brokerage cost in recent years and that the Adviser had completely phased out the use of third-party soft dollar arrangements.

     Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending April 30, 2014. On February 19, 2013, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending April 30, 2014.

Information about Proxy Voting by the Fund—(Unaudited)

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dnpselectincome.com or on the SEC’s website www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com or on the SEC’s website at www.sec.gov.

Information about the Fund’s Portfolio Holdings—(Unaudited)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund will no longer distribute a quarterly report for these quarters either by mail or electronically. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com.

Additional Information—(Unaudited)

     Since January 1, 2012: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Report on Annual Meeting of Shareholders—(Unaudited)

     The Annual Meeting of Shareholders of the Fund was held on May 9, 2013. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	For	Withheld
1. Election of directors*
Directors elected by the holders of the Fund’s common stock:
Philip R. McLoughlin	221,905,887	5,545,025
Nathan I. Partain	222,534,407	4,916,505
Director elected by the holders of the Fund’s preferred stock:
Robert J. Genetski	986	80

*	Directors whose term of office continued beyond this meeting are as follows: Stewart E. Conner, Nancy Lampton, Geraldine M. McNamara, Eileen A. Moran, Christian H. Poindexter, Carl F. Pollard and David J. Vitale.

Board of Directors	DNP Select
Income Fund Inc.
DAVID J. VITALE,
Chairman	Common stock listed on the New York
Stock Exchange under the symbol DNP
NANCY LAMPTON,
Vice Chairperson	200 South Wacker Drive, Suite 500
Chicago, IL 60606
STEWART E. CONNER	(312) 368-5510

ROBERT J. GENETSKI	Shareholder inquiries please contact:

PHILIP R. MCLOUGHLIN	Transfer Agent and
Dividend Disbursing
GERALDINE M. MCNAMARA	Agent

EILEEN A. MORAN	Computershare
250 Royall Street
NATHAN I. PARTAIN, CFA	Canton, MA 02021
(877) 381-2537
CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
Officers	500 West Jefferson Street
NATHAN I. PARTAIN, CFA	Louisville, KY 40202
President, Chief Executive Officer and	(888) 878-7845
Chief Investment Officer
Legal Counsel
T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary	Mayer Brown LLP
71 South Wacker Drive
ALAN M. MEDER, CFA, CPA	Chicago, IL 60606
Treasurer and Assistant Secretary

JOYCE B. RIEGEL	Independent Registered Public Accounting Firm
Chief Compliance Officer
Ernst & Young LLP
DIANNA P. WENGLER	155 North Wacker Drive
Vice President and Assistant Secretary	Chicago, IL 60606

ITEM 2.	CODE OF ETHICS

Not applicable to semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to semi-annual reports.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 3, 2013) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)          There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
Date	August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
Date	August 20, 2013

By (Signature and Title)*	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer (principal financial officer) and Assistant Secretary
Date	August 20, 2013

* Print the name and title of each signing officer under his or her signature.